EXECUTIVE EMPLOYMENT AGREEMENT


                         FIRST WEST CHESTER CORPORATION

                     THE FIRST NATIONAL BANK OF WEST CHESTER

                                       and

                                 J. DUNCAN SMITH


















            MacELREE, HARVEY, GALLAGHER, FEATHERMAN & SEBASTIAN, LTD.
                              17 West Miner Street
                                  P.O. Box 660
                           West Chester, PA 19381-0660
                                 (610) 436-0100

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT made this 1st day of December, 1999, by and between THE FIRST NATIONAL BANK OF WEST CHESTER, a wholly owned subsidiary of First West Chester Corporation and a National Banking association with its principal offices located at 9 North High Street, West Chester, Pennsylvania (hereinafter referred to as "Bank) and J. DUNCAN SMITH, of West Chester, Pennsylvania (hereinafter referred to as "Executive").


                              W I T N E S S E T H:
                              --------------------



                  WHEREAS, Executive is the Executive Vice President, Financial Support Services Division of the Bank and has served as the Executive Vice President, Financial Support Services Division of the Bank continuously since January 1, 1998 and has served as an executive employee of the Bank continuously since March 15, 1993; and
                  WHEREAS, Executive's leadership skills and services have constituted a major factor in the successful growth and development of Bank; and
                  WHEREAS, BANK desires to employ and retain the experience and financial ability and services of Executive as Executive Vice President, Financial Support Services Division, from the effective date hereof and to prevent any other business in competition with Bank from securing the benefit of his services, background and expertise in the Banking business; and
                  WHEREAS, the terms, conditions and undertakings of this Agreement were submitted to and duly approved and authorized by the Board of Directors of the Bank at a meeting held on or about the 17th day of December, 1 999.
                  NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated by reference, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Employment. Bank hereby employs Executive, and Executive hereby accepts such employment, under and subject to the terms and conditions hereinafter set forth.

                  2. Term. Subject to the provisions for termination of this Agreement provided in Paragraph 6 hereof, the term of this Agreement shall be for a period of three (3) years, commencing December 1, 1999, and terminating November 30, 2002 (the "Term"). In the event that the Executive shall continue in the full-time employment of the Bank after such three (3) year period without a written extension of this Agreement, such continued employment shall be for successive annual periods, shall be subject to the terms and conditions of this Agreement, and the period of employment shall include the period during which the Executive in fact so continues in such employment.

                  3. Compensation. During the Term of this Agreement, Bank shall pay Executive a salary (hereinafter referred to as "Compensation") and provide Executive with life, health and disability insurance coverage, retirement benefits, vacations, bonuses, and other benefits (hereinafter collectively referred to as the "Benefits"), the amounts and nature of which shall be fixed by the President of the Bank from time to time and set forth on the attached Exhibit "A"; provided, however, that in no event shall Executive's Compensation be less than one hundred percent (100%) of the Compensation which he is receiving as of the date of this Agreement and in no event shall Executive's Benefits be less than or materially different from the Benefits he is receiving as of the date of this Agreement.

                  4.       Position and Responsibilities.

                           (a)  During  the first twelve (12) months of the Term
of this Agreement, Executive shall be employed as the Executive Vice President, Financial Support Services Division of the Bank, and it is contemplated by the parties that Executive shall continue to serve as the Executive Vice President, Financial Support Services Division of the Bank throughout the entire Term of this Agreement; provided, however, that in no event shall Executive be employed by the Bank after the first twelve (12) months of this Agreement at a lower position or rank or with substantially diminished authority or responsibilities than Vice President and any such diminution in position or authority shall not be considered a breach of this Agreement. Executive shall devote his full time and efforts solely to the business of Bank and shall diligently, efficiently and effectively perform such duties as shall be assigned to him, which shall consist of the general and active management of the Financial Support Services Division of Bank and such other duties of supervision and management as are generally vested in the office of a financial support services department of a corporation or as are set forth in job descriptions established from time to time by the Board of Directors of the Bank for such offices. Executive shall at all times during the Term of this Agreement refrain from doing any act, disclosing any information or making any statements to any person other than Officers or Directors of Bank which may result in the disclosure of confidential information or adversely affect the good reputation of Bank in the community or which might adversely affect the professional or business relationship between Bank and any business, depositor, borrower or any other person with whom Bank is doing business or is contemplating doing business.

                             (b) Bank shall  provide  Executive  with an office,
secretarial assistance and such other facilities and support services as shall be suitable to Executive's position and responsibilities as set forth above and as may be necessary to enable Executive to perform such duties effectively and efficiently.

                             (c) In connection  with  Executive's  employment by
the Bank, Executive shall maintain his office at the principal executive offices of Bank located at 9 North High Street, West Chester, Pennsylvania, or at such other Bank office as the President or Board of Directors of the Bank may select within the immediate vicinity of West Chester, Pennsylvania.

                  5. Breach of Agreement by Bank. If Bank breaches any material provision of this Agreement (specifically including, but not limited to, substantial diminution in the position and authority of Executive as set forth in the preceding paragraphs), Executive may leave the employment of Bank whereupon he shall be under no obligation to perform his duties hereunder and, with the exception of the covenants set forth in Paragraphs 9 and 10 hereof, shall have no further liability or obligations under any provisions of this Agreement. In such event, however, Bank shall be obligated to continue to provide Executive with the Compensation and Health and Life Insurance Benefits provided for herein for a period of one (1) year at the rate, times and intervals at which such Compensation and Health and Life Insurance Benefits are being paid on the date on which Bank commits a breach of this Agreement. However, prior to terminating this Agreement by reason of Bank's breach of any provision of this Agreement, Executive shall first give Bank written notice specifically identifying the manner in which Bank has breached the terms of this Agreement and the approximate date or dates on which such violations have occurred. Bank shall have thirty (30) days from his receipt of such notice within which to cure or correct the effects of such breach and to report in writing to the Executive all steps which have been taken to cure such breach. If Bank shall not have corrected or cured such breach or diligently taken all steps which are necessary to do so within the aforesaid thirty (30) day period, Executive may terminate this Agreement effective immediately upon giving Bank written notice of such termination on or after the 31st day following the date on which notice of the breach was delivered to Bank.

                  6.       Termination.

                           (a) Termination by Executive. Executive may terminate
this Agreement by giving the President of the Bank written notice thereof. If Executive terminates this Agreement pursuant to this subparagraph, Executive's obligations under Paragraphs 9 and 10 below shall remain in full force and effect and Bank shall be under no obligation to pay any Compensation or provide any Benefits to Executive following the effective date of such termination, except that Bank shall remain liable to pay Compensation and Benefits which have accrued but which remain unpaid or unfurnished as of the effective date of such termination.

                           (b) Termination for Cause.  The Board of Directors or
President of the Bank may terminate this Agreement at any time for Cause. "Cause" shall encompass the following: (i) Executive has committed any act of fraud; (ii) illegal conduct or gross misconduct by the Executive, in either case that is willful and results in material and demonstrable damage to the business or reputation of the Bank. No act or failure on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Bank. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Bank, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Bank; (iii) Executive has been convicted of a felony. If Bank terminates this Agreement pursuant to this subparagraph, Executive's obligations under Paragraphs 9 and 10 below shall remain in full force and effect and Bank shall be under no obligation to pay any Compensation or provide any Benefits to Executive following the effective date of such termination, except that Bank shall remain liable to pay Compensation and Benefits which have accrued but which remain unpaid or unfurnished as of the effective date of such termination.

                           (c)  Termination  for failure to perform  duties.  If
Executive fails to provide the services which are reasonably required of him under Paragraph 4 the terms of this Agreement then the Bank may terminate the Agreement as provided below. However, prior to terminating this Agreement by reason of Executive's failure to provide services hereunder, the Board of Directors or President of the Bank shall first give Executive written notice specifically identifying the manner in which Executive has failed to perform services under this Agreement. Executive shall have thirty (30) days from his receipt of such notice within which to cure or correct the effects of such breach and to report in writing to the Boards of Directors or President of the Bank, whichever gave written notice, all steps which he has taken to cure such breach. If Executive shall not have corrected or cured such deficiencies nor diligently taken all steps which are necessary to do so within the aforesaid thirty (30) day period, the Board of Directors or President of the Bank may terminate this Agreement effective immediately upon giving Executive written notice of such termination on or after the 31st day following the date on which notice of the breach was delivered to Executive. In the event that this Agreement is terminated by Bank pursuant to this subparagraph, Executive's obligations under Paragraph 10 below shall remain in full force and effect after termination, and the obligations under Paragraph 9 below shall remain in full force and effect for a period of one year from the date of termination, and Bank shall be obligated to provide Executive with the compensation and health and life insurance benefits provided for herein for a period of one year on the terms and conditions that such compensation and health and life insurance benefits are being paid on the date on which Executive is terminated.


                           (d) Except as  provided in  Paragraphs  5 and 6, this
Agreement may not be terminated by either party.

                  7. Expenses . Executive is authorized to incur reasonable expenses for promoting the business of Bank, including expenses for travel, entertainment and similar items on behalf of Bank business. Bank shall reimburse Executive for all such expenses upon the presentation by Executive, from time to time, of an itemized account of such expenditures.

                  8. Death or Disability. If, during the Term of this Agreement, Executive's physical or mental health shall have become impaired so as to make it impossible or impractical for him to perform the duties and responsibilities contemplated hereunder for a period of at least ninety (90) consecutive days or a total of one hundred and eighty (180) days in a twelve month period, then Bank shall have the right to terminate this Agreement upon fifteen (15) days written notice to Executive. In the event of termination due to disability, Executive shall be entitled to receive all compensation hereunder accrued and unpaid as of the date of termination. In the event of Executive's death during the term of this Agreement or while receiving payments or benefits hereunder, Executive's employment and the Bank's obligations shall terminate thirty (30) days following the date of death, and Executive's estate or personal representative shall be entitled to receive all compensation hereunder accrued and unpaid as of the date of termination.

                  9. Restrictive Covenant. During the Term of this Agreement and for a period of one (1) year following termination thereof, for any reason whatsoever, Executive shall not, directly or indirectly: (a) be employed in Chester County, Pennsylvania by any other bank or similar financial institution; (b) on behalf of a competing bank or similar financial institution, solicit, engage in, or accept business or perform any services for any organization or individual which at any time during the one (1) year ending with Executive's termination was a Bank client, customer or affiliate, or a source of business with which or who Executive dealt or had any contact during the term of employment; (c) solicit any employee of the Bank for the purpose of inducing such employee to resign from the Bank; nor (d) induce or assist others in engaging in the activities described in subparagraphs (a) through (c) above.


                   10. Covenant against Disclosure of Confidential Information. During the term of Executive's employment with the Bank and following the voluntary or involuntary termination of Executive's employment with the Bank for any reason whatsoever, Executive shall not use for any purpose or disclose to any person or entity any confidential information acquired during the course of employment with the Bank. Executive shall not, directly or indirectly, copy, take, or remove from the Bank's premises, any of the Bank's books, records, customer lists, or any other documents or materials. The term "confidential information" as used in this Agreement includes, but is not limited to, records, lists, and knowledge of the Bank's customers, suppliers, methods of operation, processes, trade secrets, methods of determination of prices and rates, financial condition, as the same may exist from time to time.

                   11. Binding Effect. This Agreement shall inure to the benefit of and be binding upon Bank, its successors and assigns, including, without limitation, any person, partnership, bank or corporation which may acquire all or substantially all of the assets or business of Bank or into which Bank may be liquidated, consolidated, merged or otherwise combined, regardless of the identity or form of the surviving entity, and shall inure to the benefit of and be binding upon Executive, his heirs, and personal representatives. Should any of the events referenced in the preceding sentence occur, the compensation and benefits of Executive shall not be reduced to less than that being paid at the time of occurrence of the event.

                   12. Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by registered mail, return receipt requested, correctly addressed to Executive's residence, in the case of Executive, or to its principal office, in the case of Bank. Copies of all such notices shall simultaneously be personally delivered or sent by United States first class mail, postage prepaid, to John A. Featherman, III, Esquire, MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., 17 West Miner Street, West Chester, Pennsylvania, General Counsel to Bank.

                   13. Waiver of Breach. Waiver by either party of the breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

                   14. Vested Benefits. This Agreement shall not limit or in any way affect any benefits which Executive may be entitled to receive under Bank's pension plan or any other benefits in which Executive has a vested interest as of the date of this Agreement.

                   15.     Successors.

                           (a) This  Agreement is personal to the Executive and,
without the prior written consent of the Bank, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement  shall inure to the benefit of and
be binding  upon the Bank and its  successors  and  assigns.

                           (c) The Bank shall  require  any  successor  (whether
direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Bank expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would have been required to perform it if no such succession had taken place. As used in this Agreement, "Bank" shall mean both the Bank as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  16. Savings Clause. Should any provision contained herein be determined by decree or court or other judicial body to be illegal or unenforceable, such provision shall be considered null and void and the remainder of this Agreement shall remain in full force and effect and shall be construed without reference to any such provision. Nevertheless, it is the intention of the parties hereto that any such invalid or unenforceable provision shall, if possible, be construed and enforced in such a manner as to make the same valid and enforceable under applicable law and consistent with the reasonable intention of the parties as expressed in such provision.

                  17. Governing Law. Questions pertaining to the validity, construction and administration of this Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

                  18. Entire Agreement; Modification. This Agreement constitutes the entire understanding and agreement between the parties hereto with regard to the subject matter hereof, and there are no other agreements, conditions, representations or understandings, oral or written, expressed or implied, with regard to the subject of this Agreement. This Agreement may be amended or modified only by a written instrument executed by the parties hereto.


WITNESS: THE FIRST NATIONAL BANK OF WEST CHESTER


                                   By: /s/Charles E. Swope
------------------------------         -----------------------------------------
                                       Charles E. Swope, President
WITNESS:


------------------------------         -----------------------------------------
                                       J. Duncan Smith, Executive Vice President
                                       Financial Support Services Division

                                   EXHIBIT "A"

                            COMPENSATION AND BENEFITS
                             AS OF DECEMBER 1, 1999

1.       Annual Salary as of December 1, 1999:  $120,000.00

2.       Health Insurance:  Standard Bank Medical and Dental Insurance Programs.

3.       Pension Plan:  401(k) Plan.

4. Salary Continuance (Disability) Policy/Plan: Long-Term disability equal to sixty percent (60%) of salary to a maximum of $60,000.00 per year.

5. Life Insurance: Group Term Life Insurance at three times salary to a maximum of $345,000.00.

6.       Supplemental Benefit Pension Plan.

7.       Executive Officers Bonus  Plan  as defined  by  the  Bank's  Board  of
         Directors.

8.       Five (5) Weeks Paid Vacation.

9.       Stock Options as awarded by the Board of Directors.

                                TABLE OF CONTENTS

                                                                            Page


1.       Employment............................................................2


2.       Term..................................................................2


3.       Compensation..........................................................2


4.       Position and Responsibilities.........................................3


5.       Breach of Agreement...................................................4


6.       Termination...........................................................5


7.       Expenses..............................................................7


8.       Death or Disability...................................................7


9.       Restrictive Covenant..................................................8


10.      Covenant Against Disclosure of Confidential Information...............8


11.      Binding Effect........................................................9


12.      Notice................................................................9


13.      Waiver of Breach......................................................9


14.      Vested Benefits......................................................10


15.      Successors...........................................................10


16.      Savings Clause.......................................................10


17.      Governing Law........................................................11


18.      Entire Agreement; Modification.......................................11


EXHIBIT "A"...................................................................12